Exhibit 10.40

FIRST AMENDMENT AND LIMITED WAIVER

This First Amendment and Limited Waiver (this “First Amendment”), dated as of April 30, 2019, to the Credit Agreement, dated as of November 30, 2017 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), is made by and among Entravision Communications Corporation, a Delaware corporation (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, as of the date hereof the Borrower has not provided to the Administrative Agent the financial statements and other information of the Borrower and its Subsidiaries for the fiscal year ended December 31, 2018 (the “2018 Audited Financial Statements”) required to be delivered pursuant to Section 6.01(a) of the Credit Agreement;

WHEREAS, failure to deliver the 2018 Audited Financial Statements as provided pursuant to Section 6.01(a) of the Credit Agreement constitutes a failure to perform or observe the covenant provided in Section 6.01(a) of the Credit Agreement (the “Financial Statement Default,” and any Default or Event of Default under (x) Section 8.01(b) due to the failure to perform or observe a term, covenant or agreement contained in Section 6.03(a) or (y) Section 8.01(c) due to a failure to perform or observe a term, covenant or agreement contained in Section 6.01(a), in each case, arising out of the Financial Statement Default, being, collectively, the “Specified Default”);

WHEREAS, the Borrower has requested that the Required Lenders waive the Specified Default arising from such breach of the terms of Section 6.01(a) of the Credit Agreement;

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower and the Required Lenders may amend or waive any provision of the Credit Agreement or any other Loan Document pursuant to an agreement in writing; and

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Borrower and each of the undersigned Lenders, together constituting the Required Lenders, are willing to amend the Credit Agreement and waive the Specified Default with respect to the 2018 Audited Financial Statements on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Limited Waiver.  Subject to the terms and conditions set forth herein, the Lenders signatory hereto hereby waive the Specified Default; provided that each of the parties hereto agrees that, notwithstanding anything to the contrary in the Credit Agreement, a failure by the Borrower to deliver the 2018 Audited Financial Statements to the Administrative Agent on or prior to May 31, 2019 shall constitute an immediate Event of Default.

The limited waiver set forth in this Section 1 (the “Default Waiver”) is limited to the extent expressly set forth above and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document shall in any way be affected hereby.  The Default Waiver is granted only with respect to the Specified Default relating to the 2018 Audited Financial Statements, and shall not apply to any financial statements for any other fiscal year or period, any other breach of the terms of the Credit

Agreement, or any actual or prospective default or breach of any other provision of the Credit Agreement or any other Loan Document.  The Default Waiver shall not in any manner create a course of dealing or otherwise impair the future ability of the Administrative Agent or the Lenders to declare a Default or Event of Default under or otherwise enforce the terms of the Credit Agreement or any other Loan Document with respect to any matter other than the Specified Default specifically and expressly waived in, and subject to the terms of, the Default Waiver.

2.Amendments to the Credit Agreement.  The Credit Agreement is, effective as of the Effective Date (as defined below), hereby amended as follows:

(a)Section 6.01(a) of the Credit Agreement is hereby amended by adding the following parenthetical immediately following the phrase “90 days”:

“(or on or prior to May 31, 2019 with respect to the fiscal year ended December 31, 2018)”.

3.Conditions Precedent.  This First Amendment shall become effective on the date when the following conditions are met (the “Effective Date”):

(i)the Administrative Agent shall have received a counterpart signature page of this First Amendment duly executed by each of the Borrower, the Administrative Agent and Lenders constituting the Required Lenders;

(ii)the Borrower shall have paid to the Administrative Agent, for the account of each Lender that has delivered a counterpart to this First Amendment, a consent fee equal to 0.10% of the aggregate principal amount of the outstanding Loans held by such Lender;

(iii)the Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of execution, delivery and performance of this First Amendment, the performance of the Credit Agreement and each other applicable Loan Document and any other legal matters relating to the Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel; and

(iv)the Borrower shall have paid all amounts due and payable pursuant to this First Amendment, including, to the extent invoiced, reimbursement or payment of documented and reasonable out-of-pocket expenses in connection with this First Amendment and related matters (including the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent), any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement and any expense payable to the Administrative Agent or its affiliates as separately agreed.

5.Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and the Lenders as of the Effective Date:

(i)the representations and warranties of each Loan Party contained in Article V of the Credit Agreement and in each other Loan Document (and acknowledging that this First Amendment is a Loan Document) are true and correct in all material respects as of the date hereof (except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct as of such earlier date); provided that, to the extent that such representations and warranties are qualified by materiality, material adverse effect or similar language, they are true and correct in all respects; and

(ii)other than the Specified Default, no Default or Event of Default exists or will result from this First Amendment.

6.Costs and Expenses. The Borrower agrees to pay (i) all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent (including the reasonable and documented fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent) in connection with the preparation, execution, delivery and administration of this First Amendment, the other instruments and documents to be delivered hereunder and related matters with respect to the Loan Documents and transactions contemplated hereby.

7.Counterparts.  This First Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

8.Governing Law; Waiver of Right of Trial by Jury.  Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference, mutatis mutandis.

9.Effect of First Amendment and Limited Waiver. Except as expressly set forth herein, (i) this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or any other Agent, in each case under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement as amended hereby, or any other Loan Document, is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.  This First Amendment shall constitute a Loan Document for all purposes and from and after the Effective Date, all references to the Credit Agreement in any Loan Document and all references in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall, unless expressly provided otherwise, refer to the Credit Agreement after giving effect to this First Amendment.  Each of the Loan Parties hereby consents to this First Amendment and confirms and reaffirms (i) that all obligations of such Loan Party under the Loan Documents to which such Loan Party is a party shall continue to apply to the Credit Agreement as amended hereby, (ii) its guaranty of the Obligations, (iii) its prior pledges and grants of security interests and Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents and (iv) such Guarantees, prior pledges and grants of security interests and liens on the Collateral to secure the Obligations, as applicable, shall continue to be in full force and effect and shall continue to inure to the benefit of the Collateral Agent, the Lenders and the other Secured Parties.  This Agreement shall not constitute a novation of the Credit Agreement or any other Loan Document.

10.First Amendment and Limited Waiver Lead Arranger.  Merrill Lynch, Pierce, Fenner & Smith Incorporated is acting as lead arranger in connection with the First Amendment and shall be entitled to all rights, indemnities, privileges and immunities applicable to the “Arrangers” under the Loan Documents in connection herewith.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first above written.

ENTRAVISION COMMUNICATIONS CORPORATION

By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

GUARANTORS:

ENTRAVISION COMMUNICATIONS CORPORATION
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

ARIZONA RADIO, INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

ASPEN FM, INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

CHANNEL FIFTY SEVEN, INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

DIAMOND RADIO, INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

ENTRAVISION COMMUNICATIONS COMPANY, L.L.C.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

ENTRAVISION HOLDINGS, LLC
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

[Signature Page to First Amendment and Limited Waiver]

ENTRAVISION, L.L.C.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

ENTRAVISION-EL PASO, L.L.C.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

ENTRAVISION SAN DIEGO, INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

ENTRAVISION-TEXAS G.P., LLC
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

ENTRAVISION-TEXAS L.P., INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

ENTRAVISION-TEXAS LIMITED PARTNERSHIP
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

EVC COCINA HOLDINGS, LLC
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

LATIN COMMUNICATIONS GROUP INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

LCG, LLC
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

[Signature Page to First Amendment and Limited Waiver]

LOS CEREZOS TELEVISION COMPANY
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

LOTUS/ENTRAVISION REPS LLC
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

PULPO MEDIA, INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

THE COMMUNITY BROADCASTING COMPANY OF SAN DIEGO, INCORPORATED
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

VISTA TELEVISION, INC.
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

Z-SPANISH MEDIA CORPORATION
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

HEADWAY DIGITAL HOLDINGS, LLC
By:	/s/ Christopher Young
Name:	Christopher Young
Title:	Chief Financial Officer

[Signature Page to First Amendment and Limited Waiver]

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Kevin L. Ahart
Name:	Kevin L. Ahart
Title:	Vice President

[Signature Page to First Amendment and Limited Waiver]